UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

MYOKARDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37609	44-5500552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sierra Point Parkway

Brisbane, CA 94005

(Address of principal executive offices, including zip code)

(650) 741-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	MYOK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of MyoKardia, Inc. (the “Company”) held on June 18, 2020:

(i) The election of three Class II directors, as nominated by the Board of Directors of the Company, to hold office until the 2023 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified;

(ii) The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020; and

(iii) The conduct of a non-binding advisory vote to approve the compensation of the Company’s named executive officers.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 24, 2020 (the “Proxy Statement”).

The number of shares of common stock entitled to vote at the Annual Meeting was 46,632,509. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 41,658,192. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class II Directors.

Director Nominee	Votes For	Votes Withheld
David P. Meeker, M.D.	33,007,027	5,543,233
Mark L. Perry	32,908,065	5,642,195
Wendy L. Yarno	33,003,405	5,546,855

There were 3,107,932 broker non-votes regarding the election of directors.

(b)	Ratification of Auditors.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Abstain	Against	Broker Non-Votes
41,160,308	52,900	444,984	0

(c)	Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Abstain	Against	Broker Non-Votes
38,021,225	57,505	471,530	3,107,932

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2020	MyoKardia, Inc.

	By:	/s/ Cynthia Ladd
Cynthia Ladd
General Counsel